                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:  January 3, 1997
                       (Date of earliest event reported)



                                Vail Resorts, Inc.
                  ------------------------------------------
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                       1-9614                      51-0291762
     -----------------                 ----------               ---------------------
(State or other jurisdiction    (Commission File Number)  (IRS Employer Identification No.)
     of incorporation)

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          137 BENCHMARK ROAD
          AVON, COLORADO                                        81620
---------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



                                 (970) 476-5601
                               ---------------------
              (Registrant's telephone number, including area code)



                             GILLETT HOLDINGS, INC.
                           ----------------------------
        (Former name or former address, if changed since last report)
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                                      -2-




Item 2.              Acquisition or Disposition of Assets.
                     ------------------------------------

          As previously disclosed on Form 8-K filed with the Securities and Exchange Commission on July 23, 1996, Vail Resorts, Inc. (the "Company"), entered into a Stock Purchase Agreement (the "Purchase Agreement") dated as of July 22, 1996, as amended, among the Company, Ralston Foods, Inc. ("Foods") and Ralston Resorts, Inc. ("Resorts") pursuant to which the Company acquired from Foods the ski and resort operations of Resorts (the Acquisition"). The closing of the Acquisition occurred on January 3, 1997.

          In connection with the Acquisition, Foods received 3,777,203 shares of common stock of the Company, (which may be increased as a result of certain post-closing adjustments) and the Company assumed $165,000,000 of the outstanding indebtedness of Resorts.

          The Company has resolved antitrust concerns of the United States Department of Justice ("DOJ") raised by the Acquisition by entering into a Stipulation and Final Judgment (the "Consent Decree") with the DOJ and the Attorney General of the State of Colorado. Specifically, the Company has agreed to divest the assets constituting the Arapahoe Basin mountain resort, one of the resorts acquired from Resorts, by June 2, 1997. The Consent Decree (i) requires the Company to use its best efforts to complete the divestiture as expeditiously as possible, (ii) gives the DOJ the ability, in its sole discretion, to extend the time period for completing the divestiture by an additional 90 days, and
(iii) allows for the appointment of a trustee to accomplish the divestiture at the best price then obtainable upon a reasonable effort by the trustee in the event the divestiture has not been completed within the allotted time period. Until the divestiture is accomplished, the Consent Decree requires the Company to take all steps necessary to assure that the Arapahoe Basin mountain resort will be maintained and operated as an ongoing, economically viable resort, including maintaining its usual and ordinary levels of marketing personnel and marketing activity, and maintaining the resort's assets in operable condition based on normal maintenance, and prohibits the Company from taking any action that would jeopardize the divestiture of the resort. The Consent Decree will become final upon approval by the United States District Court for the District of Colorado, following a 60 day comment period.

          At the closing, the Company entered into a Shareholder Agreement with Foods pursuant to which (i) Foods agreed to a voting agreement with respect to certain actions by the Company's Board of Directors; (ii) Foods agreed to certain restrictions on the sale of its common stock; and (iii) Foods was granted certain demand and piggyback registration rights.

          For a more complete description of the Acquisition, reference is hereby made to the Purchase Agreement (a copy of which is filed as an exhibit hereto).

Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired

          The Financial Statements required by this Item 7(a) are filed as an exhibit hereto.

     (b)  Pro Forma Financial Information

          The pro forma financial information required by this Item 7(b) is filed as an exhibit hereto.

     (c)  Exhibits

          2.1 Stock Purchase Agreement ("Stock Purchase Agreement") dated as of July 22, 1996, among the Company, Foods and Resorts (incorporated by reference from the Registrant's Form 8-K filed on July 23,
               1996).
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                                      -3-

          2.2 Amendment No. 1 to the Stock Purchase Agreement dated as of December 20, 1996.

          2.3 Amendment No. 2 to the Stock Purchase Agreement dated as of December 31, 1996.

          2.4 Shareholder Agreement dated as of January 3, 1997 among the Company, Apollo Ski Partners, L.P. and Foods.

          2.5  Financial Statements of Ralston Resorts, Inc. and Subsidiaries.

          2.6  Pro Forma Financial Data.
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                                      -4-

                                   SIGNATURE
                                   ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             VAIL RESORTS, INC.



Dated:  January 8, 1997          By:    /s/ James S. Mandel
                                        -----------------------
                                 Name:  James S. Mandel
                                 Title: Senior Vice President,
                                           General Counsel and
                                              Secretary
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                                      -5-

                                 EXHIBITS INDEX
                          Vail Resorts, Inc. Form 8-K
                                January 3, 1997



Exhibit Item                                                  Page
------------                                                  ----

Stock Purchase Agreement by and among
Vail Resorts, Inc., Ralston Foods, Inc.,
and Ralston Resorts, Inc (incorporated
by reference from the Registrant's Form
8-K filed on July 23, 1996)................................

Amendment No. 1 to the Stock Purchase
Agreement dated as of December 20, 1996....................

Amendment No. 2 to the Stock Purchase
Agreement dated as of December 31, 1996....................

Shareholder Agreement dated as of
January 3, 1997 among the Company,
Apollo Ski Partners, L.P. and Foods........................

Financial Statements of Ralston Resorts,
Inc. and Subsidiaries......................................

Pro Forma Financial Data...................................